Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, David G. Côté, Chief Executive Officer of Symmetricom, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

i.	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 26, 2010 (the “Report”) fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

ii.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: February 4, 2011	By:	/S/ DAVID G. CÔTÉ
DAVID G. CÔTÉ
Chief Executive Officer

* * * * *

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Justin R. Spencer, Chief Financial Officer of Symmetricom, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

i.	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 26, 2010 (the “Report”) fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

ii.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: February 4, 2011	By:	/s/ JUSTIN R. SPENCER
Justin R. Spencer
Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)